                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 28, 1997


                          SECTOR COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


                        Commission File Number: 0-22382


              Nevada                                      56-1051491
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)


              7601 Lewinsville Road, Suite 250, McLean, VA 22102
                   (Address of principal executive offices)


                                (703) 761-1500
                         Registrant's telephone number

ITEM 2.   DISPOSITION OF ASSETS

          (a) On February 28/th/, 1997, Sector Communications, Inc., a Nevada Corporation, (the "Company") entered into an agreement (the "Agreement") with Peacetime Communications, Ltd., a British Virgin Islands corporation ("Peacetime"), Emerald Capital, Inc., a British Virgin Islands corporation ("Emerald") and Wallington Investment, Ltd. a British Virgin Island corporation ("Wallington"), whereby the Company canceled obligations to Peacetime, Emerald and Wallington in the aggregate amount of $4,780,000 and obtained additional financing in the amount of $1,000,000 through the sale of 25% of the Company's equity holdings in HIS Technologies AG ("Histech"), a Swiss Corporation, all of the Company's interests in DBE Software, Inc., a Delaware corporation, ("DBE"), and 1,000,000 shares of the Company's common stock (collectively the "Securities").

          The $4,080,000 debt due to Peacetime arose when Global Communications Group, Inc. aka Global Communications, Ltd. a British Virgin Islands corporation ("Global BVI"), and Global Communications Group, Inc., a Texas corporation ("Global Texas") on one side and Peacetime entered into a Financing Agreement dated January 31, 1994 and a Line of Credit Promissory Note Secured by a Pledge Agreement on February 1, 1994 and Amended on August 15, 1994 (collectively the "Global Financing Debt"). The Company agreed to assume the Global Financing debt on April 19, 1996 when the Company entered into a Stock Purchase and Exchange Agreement with the Shareholders of Global Communications Group, Inc. A Debt Repayment Agreement among the Company, Global Texas and Peacetime was entered into on June 14, 1996 (the "Debt Repayment Agreement") whereby the Company memorialized its agreement to assume and pay in full the Global Financing Debt within three years from the closing date of the Stock Purchase and Exchange Agreement.

          The remaining debt that was discharged arose on January 21, 1997 when the Company signed Promissory Notes with Emerald Capital, Inc. and Wallington Investment, Ltd. in the amounts of $350,000 each.

          The Company obtained 80% of the outstanding shares of Histech in August 1996. The Company, through its wholly owned subsidiary, Sector Communications AG, a Swiss Corporation, entered into a Definitive Agreement dated August 12, 1996 among Histech, and certain of HIS shareholders (the "Selling Shareholders") whereby Sector acquired a 25.55% equity interest in Histech from Histech and an additional 54.45% equity interest in Histech from the Selling Shareholders.

          The Company obtained an interest in DBE when it entered into a Definitive Investment and Option to Merge Agreement with DBE in May 1996 (the "DBE Agreement") whereby the Company advanced $1,100,000 to DBE. The DBE Agreement was amended by a subsequent letter on January 16, 1997 whereby the Company was to receive 145,745 shares of DBE common stock representing a 14.594% equity stake in DBE in return for the $1,100,000 previously advanced by the Company to DBE. In October 1993, the Chairman and CEO of the Company personally purchased 38,700 shares of DBE common stock.

          The Securities are apportioned among Peacetime, Emerald and Wallington as follows.

Peacetime purchased 2,417 shares of common stock of Histech, which represents 18% of the total outstanding shares of Histech, and has agreed to immediately make available one million dollars ($1,000,000)(the "Additional Funding") to the Company to draw upon on an as needed basis for a period of six months in return for the assignment to Peacetime of the Company's entire claim to 145,745 shares, representing 14.594% of the outstanding common stock, of DBE. The DBE common stock has been placed into escrow pursuant to an escrow agreement (the "Escrow Agreement") executed simultaneously with the Agreement. The Escrow Agreement provides that Sector shall transfer its entire claim to 145,745 shares, representing 14.594% of the outstanding common stock, of DBE to an Escrow Agent. Upon Sector's receipt of one million dollars, the Escrow Agent shall transfer Sector's interest in DBE to Peacetime. In the event that less than one million dollars is made available to Sector, a percentage of Sector's interest in DBE which is proportionate to the amount of capital provided to Sector shall be delivered to Peacetime with the remainder of the DBE interest returned to Sector.

          Emerald and Wallington each received 500,000 shares of Sector Communications, Inc. common stock and 134 shares of HIS common stock, which represents 1% of the total number of outstanding shares of HIS. Wallington previously held 945,000 shares of the Company's common stock.

ITEM 5.   OTHER EVENTS

          Sector Communications, Inc. has completed negotiations on a new Joint Activity Agreement with the Bulgarian Telecommunications Company. The new 10 year agreement, replaces a 5 year contract (between the BTC and Sector's wholly owned subsidiary Global Communications Group, Inc.) that had been unilaterally terminated by the BTC, as previously reported. Along with extending the term of Sector's engagement, the new deal, which went into effect February 21/st/, also expands greatly the type of services that Sector can provide to its customers.

          Sector has installed a private, high-speed fiber-optic network in Bulgaria's capital city of Sofia and now provides international long-distance services to customers in Sofia, Plovdiv, and other areas. Phase I of the network is already providing switched voice traffic to a select group of luxury hotels and resorts. Phase II will add additional fiber-optic cable to the network and will expand Sector's service area to the Black Sea coast.

          Sector will continue to handle the daily operations for the new joint venture from their offices in Bulgaria's capital city of Sofia. Dr. Kalcho Kalchev, Sector's General Manager in Sofia, said that all of Sector's circuits have been reconnected by the BTC and that all connections to existing Sector customers were being reestablished.

ITEM 7.   EXHIBITS

Exhibit Number      Description
--------------      -----------

10.1 Agreement dated February 28th, 1997 among Sector Communications, Inc., Peacetime Communications, Ltd., Emerald Capital, Inc., Wallington Investment, Ltd.

10.2 Stock Purchase and Exchange Agreement with Global Communications Group, Inc. dated April 19, 1996 (1)

10.3 Amendment Number 1 to Stock Purchase and Exchange Agreement with Global Communications Group (1)

10.4 Debt Repayment Agreement among the Company, Global Texas and Peacetime Communications, Inc. dated June 14, 1996 (1)

10.5                Promissory Note with Emerald Capital, Inc. dated January 21,
                    1997 (2)

10.6                Promissory Note with Wallington Investment, Ltd. dated
                    January 21, 1997 (2)

10.7 Definitive Agreement dated August 12, 1996 among Sector Communications AG, Histech, and certain of HIS shareholders
                    (3)

10.8 Definitive Investment and Option to Merge Agreement dated June 19, 1996 with DBE Software, Inc. (4)

10.9 Letter from Sector Communications, Inc. to DBE Software, Inc. dated January 16, 1997 (2)

10.10               Escrow Agreement with Peacetime

10.11               Joint Activity Agreement with Bulgarian Telecommunications
                    Company - EAD

(1) Incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended February 29, 1996.

(2) Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended November 30, 1996.

(3) Incorporated by reference to the Company's Current Report on Form 8-K dated November 18, 1996 and amended December 13, 1996.

(4) Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended August 31, 1996.

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     February 28, 1997           SECTOR COMMUNICATIONS, INC.


                                By:   /s/ Theodore Georgelas
                                      -----------------------------
                                      Theodore Georgelas - CEO